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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  DATE OF REPORT (Date of earliest event reported):            NOVEMBER 1, 2002


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)

                        TEXAS                         000-22007                           76-0519693
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


                4400 POST OAK PARKWAY
                   HOUSTON, TEXAS                                                            77027
      (Address of Principal Executive Offices)                                            (Zip Code)



                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

     On November 1, 2002 Southwest Bancorporation Of Texas, Inc. (the "Company") issued a press release announcing the completion of the sale of its interest in First National Bank of Bay City to Prosperity Bancshares in a cash transaction valued at $2.9 million.

     The Company, which owned approximately 58% of First National Bank of Bay City, will record a pretax gain of approximately $1 million from the proceeds of the sale during the fourth quarter. The Company became a majority shareholder in First National Bank of Bay City in its merger with Citizens Bankers Inc. in 2000.

ITEM 7 (c).  EXHIBITS.


         Exhibit 99.1 Press Release dated November 1, 2002.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWEST BANCORPORATION OF TEXAS, INC.



Dated November 5, 2002                 By: /s/ JOHN MCWHORTER
                                          --------------------------------------
                                         R. John McWhorter
                                         Senior Vice President and Controller




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                                INDEX TO EXHIBITS



     Exhibit                              Description
     -------                              -----------
       99.1                      Press Release dated November 1, 2002.






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